UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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EXCHANGE PLACE ADVISORS TRUST
(Name of Registrant as Specified in Its Charter)

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Sphere 500 Climate Fund
A Series of Exchange Place Advisors Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

August 19, 2025

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders (the “Shareholder Meeting”) of Sphere 500 Climate Fund (the “Fund”), a series of Exchange Place Advisors Trust (the “Trust”). The Shareholder Meeting will be held at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on September 15, 2025, at 2 p.m., Eastern time. At the Shareholder Meeting, you will be asked to vote on the following important proposal (the “Proposal”):

Proposal:	To change the Fund’s current management fee structure from a unitary fee arrangement, including approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Reflection Asset Management, LLC, the Fund’s investment adviser.

The new investment advisory agreement (the “New Advisory Agreement”) is identical to the current investment advisory agreement in effect (the “Current Advisory Agreement”) except for the fee structure and expense arrangement, which will not require Reflection Asset Management, LLC (the “Adviser”) to pay for all of the Fund’s ordinary operating expenses as required under the Current Advisory Agreement. Instead, the Fund would separately pay for its other ordinary operating expenses, subject to any expense waiver/reimbursement arrangement in place. If the Proposal is approved, the Fund’s Current Advisory Agreement, pursuant to which the Fund pays the Adviser a single fee (the unitary management fee) at the annual rate of 0.07% of the Fund’s average daily net assets for the Fund’s investment advisory services, which also covers essentially all of the Fund’s ordinary operating expenses, will be replaced with the New Advisory Agreement, under which the Fund will pay the Adviser a management fee at the same annual rate of 0.07% of the Fund’s average daily net assets for its services and also pay other Fund operating expenses. While this fee and expense arrangement will result in higher total annual gross operating expenses for the Fund, the Adviser has agreed to contractually waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding any front-end or contingent deferred loads, taxes, interest expense, interest and dividends paid on short sales, acquired fund fees and expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, such as litigation) of the Fund are limited to 0.07% for the Fund’s current share class (to be renamed the R6 Class) to ensure that the Fund’s total annual operating expenses do not exceed the fee under the Current Advisory Agreement with respect to the Fund’s current Share class and do not exceed 0.30% for Institutional Class shares (a new share class that has not commenced operations), respectively, as a percentage of average net assets until December 31, 2030.

The Proposal will not result in a change to the current management fee rate under the Current Advisory Agreement. In addition, the implementation of the Proposal will not result in an increase in the Fund’s net operating expense ratio for current shareholders through at least December 31, 2030, or change the level of services provided to the Fund by the Adviser. In addition, no changes are being proposed to the Fund’s investment objective or investment strategies.

The accompanying Proxy Statement contains information about the Proposal and the materials to use when voting by mail, telephone, or through the Internet. The Notice of Special Meeting of Shareholders and proxy card are also enclosed.

The Board of Trustees of the Trust has reviewed this matter carefully and unanimously recommends that you vote “FOR” the Proposal.

Please read the enclosed materials and cast your vote by mail using the enclosed proxy card, by telephone or via the Internet. Your vote is extremely important, no matter how large or small your holdings may be.

If you have any questions regarding the Proposal or need assistance in completing your proxy card, please call EQ Fund Solutions, our proxy solicitation firm, toll-free at (800) 347-4750. Representatives are available to assist you Monday through Friday, 9:00 a.m. Eastern Time to 10:00 p.m. Eastern Time.

Thank you for your time in considering this important Proposal and for your continuing investment and support of the Sphere 500 Climate Fund.

Sincerely,

Ian Martin
President and Principal Executive Officer of the Trust

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting Sphere 500 Climate Fund (the “Fund”), a series of Exchange Place Advisors Trust (the “Trust”), that require a shareholder vote.

Q. Why am I receiving this proxy statement?

A. We are sending this document to you for your use in connection with the Fund’s solicitation of your vote to approve a new investment advisory agreement (the “New Advisory Agreement”) between Reflection Asset Management, LLC (the “Adviser”) and the Trust, on behalf of the Fund (the “Proposal”). The Proposal is described in detail in the enclosed Proxy Statement.

Q. Why am I being asked to vote on this Proposal?

A. The Fund is introducing a new retail share class, which will provide an opportunity to increase the overall asset size of the Fund. However, a multi-class Fund structure with a traditional retail share class with related fees and expenses was not contemplated by the Adviser when the current unitary management fee structure was put in place, and the Adviser believes that the current unitary management fee structure will be insufficient to account for the additional resources required to service such a new share class given the larger volume of accounts and their corresponding lower asset sizes, along with the current class.

As a result, the Adviser is proposing that the Fund’s management fee structure be changed from a “unitary fee” arrangement under its current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Current Advisory Agreement”) pursuant to which the Fund pays the Adviser a single unitary management fee for the services provided by the Adviser that also covers essentially all of the Fund’s ordinary operating expenses. Under the Current Advisory Agreement , the Adviser has agreed to pay all of the expenses of the Fund, except for certain excluded expenses including the following: the unitary management fee payable to the Adviser, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution or shareholder service fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) or shareholder services plan. Under a licensing agreement with Our Sphere, Inc.™ (“Sphere” or the “Fund Sponsor”), Sphere has agreed to reimburse the Adviser for the Fund’s operating expenses until such time as the Fund becomes profitable.

The proposed new investment advisory agreement (the “New Advisory Agreement”) is identical to the Current Advisory Agreement except for the fee structure and expense arrangement, which will not be a unitary fee arrangement and will not require the Adviser to pay for the Fund’s ordinary operating expenses. Instead, the Fund would separately pay for its other ordinary operating expenses, subject to any expense waiver/reimbursement arrangement in place.

In this regard, the Adviser has proposed that the Fund’s management fee would remain at 0.07% of the Fund’s average daily net assets and that the expense cap with respect to the current Share class of the Fund (to be renamed Class R6) will also be 0.07% of average net assets. Although the Adviser does not anticipate or expect this expense cap to be permanent if the Fund increases in asset size and reaches scale, the Adviser has contractually committed to the expense cap remaining in place until at least December 31, 2030, in order to ensure that the fees and expenses borne by current shareholders will not change immediately after the Fund’s new fee structure and expense arrangement is implemented. This expense cap arrangement also reflects the institutional nature of the R6 Class, which effective September 16, 2025, will only be available to certain retirement plans trading through omnibus accounts (current Shareholders of the Fund will be able to continue to hold such Shares and are eligible to purchase additional shares). The Adviser believes that these proposed changes will enable the Adviser to effectively manage the Fund and to continue to provide high-quality services to the Fund’s shareholders. With the proposed new fee and expense arrangement, the Adviser anticipates that it will be able to manage the investment portfolio of the Fund, retain and attract highly qualified professionals, take advantage of enhancements in investment processes and personnel as needed, and continue to offer a high level of service to the Fund. The Adviser believes that, even with this new fee structure and expense arrangement, the Fund’s total operating expenses would continue to be competitive with peer funds.

The Board of Trustees of the Trust (the “Board”) has approved, subject to shareholder approval, the New Advisory Agreement. Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Q. Will the Fund’s Adviser change if the shareholders approve the Proposal?

A. No. Reflection Asset Management, LLC, will continue to serve as the Adviser for the Fund under the New Advisory Agreement. In addition, no changes are being proposed to the Fund’s investment objective or investment strategies.

Q. How will the Proposal change the Fund’s management fees and expenses?

A. The Proposal will not result in a change to the current management fee rate under the Current Advisory Agreement. In addition, the implementation of the Proposal will not result in an increase in the Fund’s net operating expense ratio for current shareholders through at least December 31, 2030, or change the level of services provided to the Fund by the Adviser.

If the Proposal is approved, the Fund’s Current Advisory Agreement, under which the Fund pays a single “unitary fee” to the Adviser at the annual rate of 0.07% of the Fund’s average daily net assets for investment advisory and other services, which also covers essentially all of the Fund’s ordinary operating expenses, will be replaced with the New Advisory Agreement, under which the Fund will pay the Adviser a fee at the same annual rate of 0.07% of the Fund’s average daily net assets for its services but the Fund will also be responsible for separately paying other Fund operating expenses.

The New Advisory Agreement is identical to the Current Advisory Agreement except for the fee structure and expense arrangement, which will not require the Adviser to pay for the Fund’s ordinary operating expenses. While this fee and expense arrangement will result in higher total annual gross operating expenses for the Fund, the Adviser has agreed to contractually waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding any front-end or contingent deferred loads, taxes, interest expense, interest and dividends paid on short sales, acquired fund fees and expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, such as litigation) of the Fund are limited to 0.07% for the Fund’s current share class (to be renamed the R6 Class) and 0.30% for Institutional Class shares (a new share class that has not commenced operations as of the date of this Proxy Statement), respectively, as a percentage of average net assets until December 31, 2030. Pursuant to a services agreement with the Adviser, the Fund Sponsor has agreed to assume the obligation to pay any amounts that the Adviser is contractually responsible for with respect to the expense limitation on operating expenses with respect to each of Class R6 and the Institutional Class until such time as the Fund becomes profitable.

Q. If the Proposal is approved, when will the New Advisory Agreement become effective?

A. If the Proposal is approved by shareholders, the New Advisory Agreement will become effective following the Shareholder Meeting, currently on or about September 16, 2025.

Q. How does the Trust’s Board of Trustees recommend that I vote?

A. After careful consideration, the Board unanimously approved the New Advisory Agreement at a meeting held on June 24-25, 2025, and recommends that you vote “FOR” the approval of the New Advisory Agreement.

Q. Who will pay the costs associated with obtaining shareholder approval of the Proposal?

A. The costs associated with the Proxy Statement, including printing, distribution and proxy solicitation costs, and any additional out-of-pocket costs, such as legal expenses incurred in connection with the preparation of the Proxy Statement, will be borne by the Adviser whether or not the Proposal is approved by shareholders.

Q. What will happen if shareholders of the Fund do not approve the Proposal?

A. If shareholders of the Fund do not approve the Proposal, the Fund will continue to pay the Adviser a single unitary management fee under the Current Advisory Agreement at an annual rate of 0.07% of the Fund’s net assets that pays for the Adviser’s services and that requires the Adviser to pay for essentially all of the Fund’s ordinary operating expenses.

Q. Who may vote on the Proposal?

A. Any person who owned shares of the Fund on August 5, 2025 (the “Record Date”), is entitled to vote on the Proposal. With respect to the Proposal, you may cast one vote for each share you owned and a fractional vote for each fractional share you owned on the Record Date.

Q. Do I have to participate in the Shareholder Meeting in order to vote my shares?

A. No. You can simply mail in the enclosed proxy card or use the telephone or Internet procedures for voting your shares as set forth below.

Q. What is the deadline for submitting my vote?

A. We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposal. Unless you participate in the Shareholder Meeting to vote, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by 11:59 p.m., Eastern time, on September 14, 2025.

Q. How can I vote my shares?

A. You may choose from one of the following options, as described in more detail on the enclosed proxy card:

●	By mail, using the enclosed proxy card and return envelope;

●	By telephone, using the toll free number on the enclosed proxy card;

●	Through the Internet, using the website address on the enclosed proxy card; or

●	By participating in the Shareholder Meeting.

Q. Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A. Please contact us, toll free, at 1-844-2SPHERE.

Sphere 500 Climate Fund
A Series of Exchange Place Advisors Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Oh 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Shareholder Meeting”) of Sphere 500 Climate Fund (the “Fund”), a series of Exchange Place Advisors Trust (the “Trust”), will be held at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on September 15, 2025, at 2 p.m., Eastern time (with any adjournments or postponements thereof, the “Shareholder Meeting”) for the purpose of voting on the following proposal (the “Proposal”) and to transact such other business, if any, as may properly come before the Shareholder Meeting:

Proposal: To change the Fund’s current management fee structure from a unitary fee arrangement, including approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Reflection Asset Management, LLC.

The Board unanimously recommends that shareholders vote FOR the Proposal.

Holders of record of Shares of the Fund at the close of business on August 5, 2025, are entitled to vote at the Shareholder Meeting (including at any adjournments or postponements thereof) with respect to the Proposal. Shareholders are entitled to one vote for each Share held and each fractional Share is entitled to a proportionate fractional vote.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are present at or represented at the Shareholder Meeting by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on September 15, 2025. This Notice of Special Meeting of Shareholders and the Proxy Statement are available on the Internet at vote.proxyonline.com/sphere/docs/2025meeting.pdf. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders.

By Order of the Board of Trustees,

Karen Jacoppo-Wood
Secretary of the Trust

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A Shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope, which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to participate in the Shareholder Meeting and vote your Shares at that time, you will still be able to do so.

IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in voting promptly. In addition to the solicitation of proxies by mail, you may receive a call from a representative of EQ Fund Solutions or from the Adviser if your vote is not received.

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR VIA THE INTERNET

(1)	Read the Proxy Statement and have your Proxy Card handy.

(2)	Call the toll-free number or visit the website indicated on your Proxy Card.

(3)	Enter the number found in the shaded box on the front of your Proxy Card.

(4)	Follow the recorded or online instructions to cast your vote.

TABLE OF CONTENTS

PROXY STATEMENT	1
PROPOSAL: APPROVAL OF NEW ADVISORY AGREEMENT	2
Board EVALUATION of the Proposal	9
ADDITIONAL INFORMATION	13
EXHIBIT A – FORM OF INVESTMENT ADVISORY AGREEMENT	A-1

Sphere 500 Climate Fund
A Series of Exchange Place Advisors Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450

 Cincinnati, Ohio 45246

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Exchange Place Advisors Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Shareholder Meeting”) of Sphere 500 Climate Fund (the “Fund”) to be held at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on September 15, 2025, at 2 p.m., Eastern time. The Trust is an open-end management investment company, organized as a Delaware statutory trust, and the Fund is a separate investment portfolio, or series, of the Trust. As used in this Proxy Statement, the Fund’s shares are referred to herein as “Shares”. It is expected that the Notice of Special Meeting, this Proxy Statement and proxy card will be mailed to shareholders on or about August 26, 2025. Proxies may also be solicited by telephone, facsimile, Internet or personal interview.

The cost of preparing, printing, assembling, mailing and distributing this Proxy Statement and related proxy materials, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or Internet or personal interview, will be paid by Reflection Asset Management, LLC (the “Adviser”).

The Board has fixed the close of business on August 5, 2025, as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Shareholder Meeting, including any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were 1,345,302.804 issued and outstanding Shares of the Fund. If any other proposals in addition to the Proposal properly come before the Shareholder Meeting, then Shareholders will vote separately on each such proposal. References in this Proxy Statement to the “Shareholder Meeting” include any adjournment or postponement of the Shareholder Meeting, unless indicated otherwise.

Annual and Semi-Annual Reports. Copies of the Fund’s most recent annual and semi-annual shareholder reports have previously been provided to shareholders. The Trust will promptly furnish to any shareholder upon request, without charge, a copy of the Fund’s most recent annual shareholder report and semi-annual shareholder report, and other information such as the Fund’s financial statements. These documents may be obtained by writing to Sphere 500 Climate Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by calling toll-free: 1-844-2SPHERE. The Fund’s annual and semi-annual shareholder reports, and other information such as the Fund’s financial statements, are also available free of charge, at www.oursphere.org/fund.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY STATEMENT FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 15, 2025. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT HTTPS://vote.proxyonline.com/sphere/docs/2025meeting.pdf.

A proxy card is enclosed with respect to the Shares you own in the Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. If you do not expect to participate in the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope or vote by telephone or the Internet as described on the proxy card.

At the Shareholder Meeting, Shareholders of the Fund will be asked to consider and act upon the following Proposal:

To change the Fund’s current management fee structure from a unitary fee arrangement, including approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Reflection Asset Management, LLC, the Fund’s investment adviser.

Shareholders may also be asked to transact such other business as may properly come before the Meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by participating in and voting at the Shareholder Meeting and voting.

PROPOSAL

APPROVAL TO change the Fund’s current management fee structure from a unitary fee arrangement, including approval OF A NEW ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND THE ADVISER

The Board unanimously recommends that shareholders of the Fund vote FOR the Proposal.

At the Shareholder Meeting, shareholders of the Fund will be asked for approval to change the Fund’s current management fee structure from a unitary fee arrangement, including approval of the New Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser. The New Advisory Agreement, which was approved by the Board at a meeting on June 24-25, 2025 (the “June 2025 Meeting”), contains substantially similar terms with respect to the services to be provided by the Adviser to the current investment advisory agreement, dated April 15, 2024 (the “Current Investment Advisory Agreement”), between the Trust, on behalf of the Fund, and the Adviser, however the fee structure has been revised as discussed more fully below.

Background

The Adviser, subject to the general oversight of the Board, has overall responsibility for the general management and administration of the Fund, including overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations and overseeing investment activities. The Adviser also furnishes the Fund with office space and certain administrative services and provides personnel needed to fulfill its obligations under the Current Investment Advisory Agreement.

Pursuant to the Current Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for certain excluded expenses including: the unified management fee payable to the Adviser pursuant to the Current Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution or shareholder service fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act or shareholder services plan. Under a licensing agreement with Our Sphere, Inc.™ (“Sphere”), Sphere has agreed to reimburse the Adviser for the Fund’s operating expenses until such time as the Fund becomes profitable.

The Fund is introducing a new retail share class (to be named the Institutional class), which was not contemplated by the Adviser when the current unitary management fee structure was put in place and the Fund had only one class of shares, and the Adviser believes that the current unitary management fee structure will be insufficient to account for the additional resources required to service such a new share class given the larger volume of accounts and their corresponding lower asset sizes, along with the current class. Under the revised fee structure and expense arrangement, the Adviser expects the new retail Institutional Class shares will be made more broadly available on traditional Institutional channel platforms that require certain non-distribution related fees and expenses that were not contemplated with the current Share class when the Fund was launched, which will provide an opportunity to increase the overall asset size of the Fund. The Adviser is proposing to change the advisory fee structure from a unitary management fee structure in which the Adviser is responsible for all of the Fund’s expenses with certain exceptions to a more traditional mutual fund advisory fee structure whereby the Adviser receives a management fee and the Fund bears the other expenses relating to its operation, subject to any expense limitation arrangements. In this regard, the Adviser has proposed that the Fund’s management fee would remain at 0.07% of the Fund’s average daily net assets and that a contractual expense cap with respect to the current Share class of the Fund (to be renamed Class R6) will also be 0.07% of average net assets. Although the Adviser does not anticipate or expect this expense cap to be permanent if the Fund increases in asset size and reaches scale, the Adviser has contractually committed to the expense cap with respect to the Shares remaining in place until at least December 31, 2030, in order to ensure that the fees and expenses borne by current Shareholders will not change immediately after the Fund’s new fee structure and expense arrangement is implemented. This expense cap arrangement also reflects the institutional nature of the R6 Class, which effective September 16, 2025, will only be available to certain retirement plans trading through omnibus accounts (current Shareholders of the Fund will be able to continue to hold such Shares and are eligible to purchase additional shares). The Adviser believes that these proposed changes will enable the Adviser to effectively manage the Fund and to continue to provide high-quality services to the Fund’s shareholders. With the proposed new fee and expense arrangement, the Adviser anticipates that it will be able to manage the investment portfolio of the Fund, retain and attract highly qualified professionals, take advantage of enhancements in investment processes and personnel as needed, and continue to offer a high level of service to the Fund. In addition, the Adviser believes that, even with this new fee structure and expense arrangement, the Fund’s total operating expenses would continue to be competitive with peer funds.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a fund’s shareholders must approve any new investment advisory agreement for the fund by a vote of a “majority” of the outstanding voting securities of a fund. The Board has approved, subject to shareholder approval, the New Advisory Agreement.

Terms of the Current and New Advisory Agreements

A copy of the New Advisory Agreement is attached hereto in this Proxy Statement as Exhibit A and is incorporated herein by reference. The following description is only a summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The Current Advisory Agreement was initially approved by the Board at an in-person meeting held on December 6-7, 2023, and became effective on April 15, 2024. Shareholder approval for the Current Advisory Agreement was obtained prior to the commencement of operations of the Fund by the Adviser, the sole shareholder, on April 12, 2024.

Under the Current Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of 0.07% of the Fund’s average daily net assets for investment advisory and other services under an investment advisory agreement structured as a “unitary fee” arrangement and the Adviser has agreed to pay all of the Fund’s ordinary operating expenses (except for certain Excluded Exceptions as defined below).

The New Advisory Agreement is identical to the Current Advisory Agreement with respect to its terms except for its effective date and the fee and expense arrangement, which will not require the Adviser to be responsible to pay for the Fund’s ordinary operating expenses. Instead, the Fund would separately pay for its other ordinary operating expenses, subject to any expense waiver/reimbursement arrangement in place.

In this regard, the Adviser has agreed to contractually waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding any front-end or contingent deferred loads, taxes, interest expense, interest and dividends paid on short sales, acquired fund fees and expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, such as litigation) of the Fund are limited to 0.07% for the Fund’s current share class (to be renamed the R6 Class) and 0.30% for Institutional Class shares (a new share class that has not commenced operations as of the date of this Proxy Statement), respectively, as a percentage of average net assets until December 31, 2030. Pursuant to a services agreement with the Adviser, the Fund Sponsor has agreed to assume the obligation to pay any amounts that the Adviser is contractually responsible for with respect to the expense limitation on operating expenses with respect to each of Class R6 and the Institutional Class until such time as the Fund becomes profitable. If the Adviser does not continue the contractual expense cap after its expiration date, the Fund would be responsible for its ordinary operating expenses and the total annual operating expenses for the Fund likely will be higher than the unified management fee under the Current Advisory Agreement.

Following is a summary of certain material terms of the Current Advisory Agreement and of the New Advisory Agreement:

Fees. Under the New Advisory Agreement, the Fund would pay the Adviser a fee at the annual rate of 0.07% of the Fund’s average daily net assets for all services furnished or provided to the Fund pursuant to the New Advisory Agreement. Pursuant to the Current Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee for all services furnished or provided to the Fund pursuant to the Agreement, paid monthly, equal to 0.07% of the average daily net assets of the Fund and structured as a unitary management fee. Under the Current Agreement, the Adviser of the Fund agrees to pay all expenses of the Fund, except for: (i) taxes, brokerage commissions and other expenses and fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions and investment in securities and other instruments or in connection with creation, purchase and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal or other expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses (in each case as determined by a majority of the independent trustees); (iv) distribution or shareholder service fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act or shareholder services plan; (v) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes, accrued deferred tax liability or interest charges on borrowings); (vi) any fees and expense related to the provision of securities lending services; (vii) acquired fund fees and expenses, as such term is used in Form N-1A; (viii) dividends and other expenses on securities sold short; and (ix) the advisory fee payable to the Adviser thereunder (collectively, “Excluded Expenses”).

Term. As with the Current Advisory Agreement, the New Advisory Agreement has an initial term of two years and continues in effect from year to year if such continuance is specifically approved at least annually by the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), or by vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement may also be terminated on 60 days’ written notice without penalty: (i) by vote of the Board; (ii) by the vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Adviser. The New Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. The effective date for the New Advisory Agreement is anticipated to be on or about September 16, 2025.

Duties. Under the terms of the Current Advisory Agreement and of the New Advisory Agreement, with respect to the Fund, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Fund’s Prospectus and SAI; (b) purchase and sell for the Fund securities and other investments consistent with the Fund’s objective and policies; (c) furnish office space and office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Board and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Adviser agrees to maintain all books and records with respect to the Fund’s securities transactions required by the 1940 Act and rules thereunder (other than those records being maintained by the Trust’s administrator, custodian or transfer agent) and preserve such records for the periods prescribed therefor. The Trust and/or the Adviser may at any time or times, upon approval by the Board and the shareholders of the Fund, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.

Expenses Borne by Adviser. Under the New Advisory Agreement, the Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisers. Under the Current Advisory Agreement, the Adviser also agrees to pay all expenses of the Fund, except for Excluded Expenses.

Expenses Borne by the Fund. Under the New Advisory Agreement, the Fund will bear all expenses not expressly assumed by the Adviser incurred in the operation of the Fund and the offering of its shares. Such expenses include, but are not limited to: (i) fees payable to the Adviser pursuant to the New Advisory Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisers); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of counsel to the Fund and counsel to the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Adviser); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non- recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others. Under the Current Advisory Agreement as noted above, the Adviser is responsible for all the expenses of the Fund with the exception of Excluded Expenses.

Limitation of Liability. As with the Current Advisory Agreement, the New Advisory Agreement provides that the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services under the New Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund, except to the extent of a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of its obligations and duties under the agreement.

Expense Limitation Agreement

Under an operating expenses limitation agreement between the Trust, on behalf of the Fund, and the Adviser, the Adviser will contractually agree to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the Fund are limited to 0.07% for Class R6 shares and 0.30% for Institutional Class shares, respectively, as a percentage of average net assets until December 31, 2030, and may not be terminated during its term without the consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months following the waiver or reimbursement with respect to any Class provided that repayment does not cause annual Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Pursuant to a services agreement with the Adviser, the Fund Sponsor has agreed to assume the obligation to pay any amounts that the Adviser is contractually responsible for with respect to the expense limitation on Operating Expenses with respect to each of Class R6 and the Institutional Class until such time as the Fund becomes profitable.

Compensation Paid to the Adviser under the New Advisory Agreement

Comparison of Compensation Paid under the Current Advisory Agreement and the New Advisory Agreement. The table below sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the fiscal year ended September 30, 2024. Assuming the New Advisory Agreement was in place for the fiscal year ended September 30, 2024, the pro forma fees are shown below.

Actual Aggregate Fees for Fiscal Year Ended September 30, 2024 Under Current Agreement	Pro Forma Aggregate Fees for Fiscal Year Ended September 30, 2024 under New Advisory Agreement	Difference Between the Actual Aggregate Fees and Pro Forma Aggregate Fees for both Proposed Agreements for Fiscal Year Ended September 30, 2024
$5,965	$5,965	$0

The Adviser does not serve as investment adviser to other registered investment companies with a similar investment objective as the Fund.

Comparative Fee Table and Expense Example

Set forth below for the Fund are a comparative fee table and expense example. These are intended to help you understand the impact that approval of the New Advisory Agreement would have on the Fund’s operating expenses in connection with the current Share class of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Expense Example below.

Fee Table. The fee table shows, for the fiscal period ended March 31, 2025, what the Fund’s operating expenses were with the Current Advisory Agreement in effect and the pro forma expenses for the current Share class of the Fund (to be renamed Class R6) if the New Advisory Agreement had been in effect for the fiscal period ended March 31, 2025.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):	Shares under the Current Advisory Agreement	Pro Forma - Class R6 Under the New Advisory Agreement
Management Fee	0.07%	0.07%(1)
Distribution (12b-1) and/or Service Fees	0.00%	0.00%
Other Expenses(2)	0.00%	0.40%(3)
Total Annual Fund Operating Expenses	0.07%	0.47%
Fee Waivers and/or Expense Reimbursement	0.00%	(0.40)%(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.07%	0.07%

(1)	Restated to reflect management fee under the New Advisory Agreement. If the New Advisory Agreement is approved by shareholders, the Fund’s management fee structure will change from a “unitary fee” structure in which the Adviser had agreed to pay all expenses of the Fund, except for certain excluded expenses set forth in the Current Advisory Agreement including: the 0.07% unified management fee payable to the Adviser pursuant to the Current Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution (12b-1) fees and expenses, and shareholder service fees and expenses pursuant to the shareholder servicing plan adopted by the Fund.

(2)	Annualized.

(3)	“Other Expenses” have been restated and are based on estimated amounts for the current fiscal year with the proposed change in advisory fee structure; actual expenses may vary.

(4)	In connection with the New Advisory Agreement, the Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding any front-end or contingent deferred loads, taxes, interest expense, interest and dividends paid on short sales, acquired fund fees and expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, such as litigation)) (“Operating Expenses”) of the Fund will be limited to 0.07% for Class R6 shares and 0.30% for Institutional Class shares, respectively, as a percentage of average net assets until December 31, 2030, and may not be terminated during its term without the consent of the Board of Trustees. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months following the waiver or reimbursement with respect to any Class provided that repayment does not cause annual Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays Adviser, whichever is lower.

Expense Example. This Example is intended to help you compare the cost of investing in the Fund under the Current Advisory Agreement to the cost of investing in the Fund under the New Advisory Agreement. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (taking into account the contractual fee waiver through December 31, 2030). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	One Year	Three Years	Five Years	Ten Years
Current Share Class under the Current Advisory Agreement	$7	$23	$40	$90
Pro Forma - Class R6 Under the New Advisory Agreement	$7	$23	$40	$374

Information about the Adviser

Reflection Asset Management, LLC, a South Carolina limited liability company organized in 2019, currently serves as the Adviser to the Fund, as well as other advisory clients, including another registered investment company. The Adviser’s principal place of business is 1000 Palm Boulevard, Isle of Palms, South Carolina 29451. As of June 30, 2025, the Adviser had approximately $175 million in assets under management. Jason Britton, Founder and Chief Executive Officer is the controlling owner of the Adviser. Mr. Britton has served as portfolio manager since the inception of the Fund’s predecessor fund on October 4, 2021.

No Trustee has had any material interest, direct or indirect, in any material transactions since the beginning of the Fund’s most recently completed fiscal year, or in any material proposed transactions, to which the Adviser, or any affiliate of the Adviser was or is to be a party.

Information about the Fund Sponsor

The Fund Sponsor does not act as an investment adviser or otherwise provide investment advice to the Fund. The Fund Sponsor has licensed the index that the Fund tracks in connection with its investment strategy, the Sphere 500 Fossil-Free Index™, to the Adviser and has entered a services agreement with the Adviser, pursuant to which the Fund Sponsor agrees to (i) provide marketing support for the Fund; (ii) assist with the development of, and provide other support to, the Fund; and (iii) assume the obligation of the Adviser to pay all expenses of the Fund, except Excluded Expenses as defined under such agreement. Under a licensing agreement with Sphere, Sphere has agreed to reimburse the Adviser for the Fund’s operating expenses until such time as the Fund becomes profitable. Once the Fund becomes profitable, the Adviser will compensate Sphere from a portion of its unified management fee. The Fund Sponsor also supports the Fund through its campaign to raise awareness around climate change. As noted above, the Adviser has a minority economic ownership interest in the Fund Sponsor. The Fund Sponsor does not act as an investment adviser or otherwise provide investment advice to the Fund.

In connection with the Proposal, the Fund Sponsor will be entering into an amended services agreement with the Adviser, pursuant to which the Fund Sponsor agrees to (i) provide marketing support for the Fund; (ii) assist with the development of, and provide other support to, the Fund; and (iii) pay any amounts that the Adviser is contractually responsible for with respect to the expense limitation on Operating Expenses with respect to each of Class R6 and the Institutional Class until such time as the Fund becomes profitable. Sphere also compensates RAM under the services agreement in the amount of $250,000 annually.

BOARD EVALUATION OF THE PROPOSAL

At the June 2025 Meeting, the Board, comprised solely of Independent Trustees, considered and unanimously voted to approve the New Advisory Agreement, including the change from a unitary fee arrangement. The Board also considered and discussed the Proposal at a meeting held on March 27-28, 2025.

The Trustees noted that, currently, the Fund has an investment advisory agreement with the Adviser under which the Fund pays a single or unitary fee, at an annual rate of 0.07% of the Fund’s net assets, that covers essentially all of the Fund’s ordinary operating expenses. The Trustees further noted that the Fund’s Adviser is proposing to change the Fund’s Current Advisory Agreement from a unitary fee arrangement to an arrangement involving a New Advisory Agreement and a separate operating expenses limitation agreement whereby the Adviser would contractually agree to waive certain fees and/or reimburses certain of the Fund’s ordinary operating expenses.

With respect to the New Advisory Agreement, the Board considered: (i) that the Fund would continue to be managed and advised by the Adviser and the same portfolio manager; (ii) information regarding the terms of the New Advisory Agreement, including that such terms are identical to those of the Current Investment Advisory Agreement with the exception of its effective date and the fee structure and expense arrangement; (iii) assurances that the approval of the New Advisory Agreement was not expected to cause any diminution with respect to the nature, extent and quality of any of the services provided by the Adviser; (iv) the Adviser’s rationale for the proposed changes, including any potential benefits to the Fund; (v) any benefits of the Adviser as a result to the new management fee structure and expense arrangement; and (vi) that there were no anticipated material changes to management or operations of the Adviser with respect to the Fund.

In connection with its consideration of the New Advisory Agreement, the Board requested and reviewed responses from the Adviser to the Section 15(c) request posed to the Adviser on behalf of the Independent Trustees by independent legal counsel and supporting materials relating to those questions and responses, as well as other information and data provided. In this connection, the Board reviewed and discussed various information that had been provided prior to the June 2025 Meeting, including a description of the New Advisory Agreement, a memorandum provided by independent legal counsel summarizing the requirements and guidelines relevant to the Board’s consideration of the approval of such New Advisory Agreement, the Adviser’s Form ADV Part 1A, brochures and brochure supplements, as applicable, profitability information, comparative information about the Fund’s performance for periods ended May 31, 2025, advisory fees and expense ratios, and other pertinent information. In addition, the Board considered such additional information as it deemed reasonably necessary, including information and data provided by the Adviser during the course of the year, to evaluate the New Advisory Agreement with respect to the Fund. The Board reviewed and discussed the Adviser’s Section 15(c) responses and discussed various questions and information with the representative of the Adviser and the Fund Sponsor at the Meeting. The Board also considered the other materials and the presentations by Trust officers and representatives of the Adviser and the Fund Sponsor provided at the Meeting and at prior meetings in connection with the Current Advisory Agreement.

Throughout the process, including at the June 2025 Meeting, the Board had numerous opportunities to ask questions of, and request additional materials from, the Adviser. The Independent Trustees were also advised by independent legal counsel and met in executive sessions at which no representatives of management were present to consider the New Advisory Agreement with respect to the Fund. The Board also noted that the evaluation process with respect to the Adviser is an ongoing one. The Board, as noted above, also took into account information reviewed periodically throughout the year and in prior years that was relevant to its consideration of the New Advisory Agreement, including information and discussions with the Adviser, as well as such additional information it deemed relevant and appropriate in its judgement. The Board noted that it had been provided with information relating to its deliberations in connection with the approval of the Current Advisory Agreement with respect to the Fund at the Board’s December 6-7, 2023 meeting. The Board noted that the information received and considered by the Board in connection with the June 2025 Meeting and prior meetings was both written and oral. Based on its evaluation of this information, the Board, comprised solely of Independent Trustees, unanimously approved the New Advisory Agreement for the Fund for an initial two-year period from an effective date following the date that the New Advisory Agreement is approved by a majority of the outstanding voting securities of the Fund.

In determining whether to approve the New Advisory Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Advisory Agreement with respect to the Fund was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the New Advisory Agreement. As noted, the Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the New Advisory Agreement and, throughout the evaluation process, the Board was assisted by independent legal counsel. A detailed summary of important, but not necessarily all, factors the Board considered with respect to its approval of the New Advisory Agreement is provided below. The Board also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the industry. The Board’s conclusions may be based in part on its consideration of the Fund’s advisory arrangements in connection with its initial approval of the Fund’s Current Advisory Agreement and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. The Board considered information regarding the nature, extent and quality of services the Adviser provides to the Fund under the Current Advisory Agreement and will provide to the Fund under the New Advisory Agreement. The Board considered, among other things, the terms of the New Advisory Agreement and the range of services to be provided by the Adviser under the New Advisory Agreement. The Board noted that the services to be provided under the New Advisory Agreement would be the same as those provided under the Current Advisory Agreement and that the services to be provided include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Board also considered the Adviser’s reputation, organizational structure, resources and overall financial condition (including economic and other support provided to the Adviser by the Fund Sponsor). The Board also noted that the terms of the New Advisory Agreement were same as the Current Advisory Agreement with the exception of the management fee structure and expense arrangements.

In addition, the Board considered the Adviser’s professional personnel who will provide services to the Fund under the New Advisory Agreement, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the compliance programs and compliance records and regulatory history of the Adviser. The Board noted the Adviser’s support of the Fund’s compliance control structure, including the resources that are devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Adviser to address matters such as cybersecurity risks and business continuity planning. The Board also noted that it received and reviewed information from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of the Adviser and procedures reasonably designed to ensure compliance with the federal securities laws. The Board also noted that it met separately, in executive session, with the CCO.

The Board also considered the nature and extent of significant risks that the Adviser will continue to assume in connection with the services to be provided to the Fund, including entrepreneurial risk and ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board also noted increased regulatory risk which, among other things, can increase cost of operations and introduce legal and administrative challenges.

After consideration of the foregoing factors, among others, the Board concluded that they are satisfied with the nature, extent and quality of services that the Adviser proposed to provide to the Fund under the New Advisory Agreement.

Fund Performance. The Board reviewed the performance of the Fund for periods ended May 31, 2025, presented in the Board meeting materials. The Board considered various data and materials provided to the Board by the Adviser concerning Fund performance, including a comparison of the investment performance of the Fund to its customized index and the S&P 500 Index, as well as comparative fee information provided by Broadridge Financial Solutions, Inc., based on data produced by Morningstar Inc., an independent provider of investment company data (the “Broadridge Report”), comparing the investment performance of the Fund to a universe of peer funds.

The Board received information at the Meeting, including the Adviser’s discussion of the Fund’s performance and took into account factors contributing to, the performance of the Fund relative to its benchmark and universe for the relevant period. The Board also took into account factors including general market conditions; the “style” in which the Fund is managed; issuer-specific information; and fund cash flows. The Board noted that there would be no change in the portfolio manager or the investment objective or investment strategies of the Fund.

Based on these considerations, it was the consensus of the Board that it was reasonable to conclude that the Adviser has the ability to continue to manage the Fund successfully from a performance standpoint.

Advisory Fees and Expenses. The Board reviewed and considered the management fee rate of the Fund that is proposed to be paid to the Adviser under the New Advisory Agreement and the Fund’s total net expense ratio. The Board considered that the management fee rate for the Fund would not change under the New Advisory Agreement.

The Board considered the impact of the change from the unitary management fee structure under the Current Advisory Agreement and noted that while the fee and expense arrangement under the New Advisory Agreement would result in higher total annual gross operating expenses for the Fund, the Adviser was contractually agreeing to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses of the Fund, excluding certain operating expenses and class-level expenses, would be limited to 0.07% for the current share class of the Fund (to be renamed Class R6 shares) and 0.30% for the new retail share class, respectively, as a percentage of average net assets until December 31, 2030. The Board took into account that the annual management fee rate and the Fund’s total net expense ratio with respect to the current operational share class of the Fund would remain the same under the New Advisory Agreement until at least December 31, 2030. The Board took into account that although the Adviser does not anticipate or expect this expense cap to be permanent if the Fund increases in asset size and reaches scale, the Adviser has contractually committed to the expense cap with respect to the Shares remaining in place until at least this date in order to ensure that the fees and expenses borne by current Shareholders will not change immediately after the Fund’s new fee structure and expense arrangement is implemented and to reflect the nature of such share class. The Board took into account management’s discussion of the proposed arrangement.

The Board reviewed information contained in the Broadridge Report comparing the Fund’s current and proposed advisory fee rate and total expense ratio under the New Advisory Agreement relative to a group of peer funds as selected by Broadridge. While the Board recognized that comparisons between the Fund and the peer funds may be imprecise and non-determinative, the comparative information provided in the Broadridge Report was helpful to the Board in evaluating the reasonableness of the Fund’s advisory fees and total expense ratio under the New Advisory Agreement. The Board noted that the management fee and total expense ratio under the New Advisory Agreement with respect to both share classes were lower than the peer group median in the Broadridge Report. The Board also recognized that the proposed management fee rate under the New Advisory Agreement was lower than the median management fee rate of the peer funds, while also acknowledging that since some peers have a flat fee or other structure, the total expense ratio is therefore a better comparison for these purposes. The Board considered the Fund’s total expense ratio as compared with the peer funds as a way of taking account the differences in fee structure between the Fund and the funds in the peer group.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the compensation to be paid to the Adviser under the New Advisory Agreement was reasonable.

Profitability. The Board received and considered information concerning the Adviser’s costs of managing the Fund and the profitability to the Adviser from providing services to the Fund under the Current Advisory Agreement, as well as the Adviser’s estimated profitability under the New Advisory Agreement. The Board noted that the levels of profitability may be affected by numerous factors. The Board also took into account the arrangement between the Adviser and the Fund Sponsor, the benefits to the Adviser in connection with the same and its impact on the Adviser’s profitability. The Board also observed that the Fund’s anticipated profitability for the Adviser was not expected to materially increase in the near term since the contractual expense cap with the New Advisory Agreement would be the same as the unitary fee under the Current Advisory Agreement. Based on its review, the Board determined that the potential profits that the Adviser may receive from services to be provided to the Fund, if any, were not excessive.

Economies of Scale. The Board considered the potential for the Adviser to experience economies of scale in the provision of advisory services to the Fund as the Fund grows. The Board also considered that the Adviser may share potential economies of scale from its advisory business in a variety of ways, including through services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. In addition, the Board considered the contractual expense cap arrangement that would reduce the Fund’s expenses, which can have an effect similar to breakpoints in sharing economies of scale with shareholders. In addition, the Board took into account management’s discussion of the Fund’s fee structure, including the relatively low rate as compared to its peers. The Board also considered that, if the Fund’s assets increase over time, the Fund may realize other economies of scale.

The Board concluded that, especially in light of the current stage of development of the Fund, the Adviser’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

“Fall-Out” Benefits. The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser may receive as a result of its relationship with the Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from Adviser’s business as a result of its relationship with the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board did not find that any ancillary benefits that may be received by the Adviser to be unreasonable.

Conclusion. At the June 2025 Meeting, after considering the above-described material factors and based on its deliberations and its evaluation of the information described above, and assisted by the advice of independent counsel, the Board, comprised solely of Independent Trustees, concluded that the approval of the New Advisory Agreement with respect to the Fund was in the best interest of the Fund and its shareholders.

The Board unanimously recommend that shareholders of the Fund vote “FOR” the Proposal.

ADDITIONAL INFORMATION

Record Date. Only shareholders of record of the Fund at the close of business on August 5, 2025 (the “Record Date”) will be entitled to vote at the Shareholder Meeting and at any adjournment or postponement thereof.

Outstanding Shares. As of the Record Date, there were 1,345,302.804 Shares of the Fund outstanding and entitled to vote. All shareholders of the Fund will vote together as a single class.

Required Vote and Voting Information. The approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Shareholder Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act Voting Requirement”).

The presence or representation by proxy of the holders of one-third of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Shareholder Meeting. However, more than 50% of such Shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act Voting Requirement. For purposes of determining the presence of a quorum, abstentions will be treated as Shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are present at or represented at the Shareholder Meeting by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Fund’s receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition, although mere participation in the Shareholder Meeting will not revoke a proxy, a shareholder participating in the Shareholder Meeting may withdraw his or her proxy by written instrument and vote at the meeting. All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the Proposal, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

Method of Proxy Solicitation. EQ Fund Solutions, the Fund’s proxy solicitor, will make proxy solicitations and will receive compensation for seeking Shareholder votes and answering Shareholder questions. The Adviser will bear all of the costs associated with this proxy statement including the costs of preparing, printing, assembling, distributing and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card, soliciting proxies, and any costs related to adjournments, whether or not the Proposal is approved by shareholders. The Fund will not bear any portion of the costs of the Meeting. The estimated costs for the proxy solicitation and related legal costs are approximately $55,500, all of which will be paid by the Adviser. Proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Adviser, its affiliates, or other representatives of the Fund or by representatives of the Fund Sponsor (who will not be paid for their soliciting activities). In addition, one or more of the Trust’s officers, representatives or compensated third-party agents may aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

Arrangements may also be made to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Principal Holders of the Fund’s Shares. As of the Record Date, the persons listed in the table below are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a fund’s outstanding securities and are presumed to control the fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a fund’s outstanding voting securities.

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned
Vanguard Brokerage Services BIN 11111111 100 Vanguard Boulevard Malvern, PA 19355-2331	924,359.466	68.71%

As of the Record Date, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding Shares of the Fund.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

Please advise the Fund, c/o Secretary, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement to supply to the beneficial owners of these shares.

Administrator. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the administrator, fund accountant and transfer agent for the Fund.

Index Administrator. BITA GmbH, located at Karlstrasse 12 Frankfurt am Main, Hessen 60329 Germany, serves as the index administrator for the Fund.

Distributor. Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as principal underwriter and acts as the Fund’s distributor in connection with the offering of Fund Shares.

Affiliated Brokers. There were no brokerage commissions paid by the Fund to any affiliated brokers for the fiscal year ending September 30, 2024.

Annual and Semi-Annual Reports. Copies of the Fund’s most recent annual and semi-annual shareholder reports have previously been made available to shareholders. The Trust will furnish to any shareholder upon request, without charge, a copy of any of the Fund’s most shareholder reports or filings, including financial statements. These documents may be obtained by contacting the Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or calling 1-844-2SPHERE.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by contacting the Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or calling 1-844-2SPHERE.

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at Sphere 500 Climate Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Other Matters. No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A
FORM OF INVESTMENT ADVISORY AGREEMENT

EXCHANGE PLACE ADVISORS TRUST

INVESTMENT ADVISORY AGREEMENT

with

REFLECTION ASSET MANAGEMENT, LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of [ ], 2025, by and between Exchange Place Advisors Trust, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the series of the Trust indicated on Schedule A attached hereto, as may be amended from time to time (each such series, the “Fund,” and together, the “Funds”), and Reflection Asset Management, LLC (hereinafter called the “Adviser”), a South Carolina limited liability company.

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities from other series in the Trust; and

WHEREAS, the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of providing investment advisory services; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advisory and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or the “Trustees”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objective(s), policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation: the Trust’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Amended and Restated By-Laws, each as amended from time to time; the Fund’s prospectus and statement of additional information, as supplemented or amended (collectively, the “Prospectus”); and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser shall at all times adhere to the applicable provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law. Subject to the requirements of the Investment Company Act, and pursuant to a written agreement approved by the Board of Trustees and shareholders of the Fund in accordance with Section 15 of the Investment Company Act, the Adviser is authorized to delegate to a sub-adviser that is registered with the SEC under the Advisers Act (“Sub-Adviser”) the Adviser’s duties and responsibilities to the Fund set forth herein. Such delegation will be at the Adviser’s own expense. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a Sub-Adviser.

Without limiting the generality of the foregoing, the Adviser shall, with respect to the Fund: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for, and use of financial instruments by, the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) make recommendations to the Board of Trustees with respect to the hiring, termination and/or replacement of a Sub-Adviser; (iv) vote proxies for the Fund, and file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Fund; (v) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board of Trustees may request, including at least one appearance annually before the Board of Trustees.

It is understood and agreed that the Adviser shall have no obligation to initiate litigation on behalf of the Fund and may not initiate litigation on behalf of the Fund without the prior approval of the Board of Trustees.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without (i) prior notification to the Board of Trustees that the Adviser may use such affiliated broker or dealer, and (ii) compliance with the Fund’s affiliated brokerage procedures. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser will primarily consider execution at the most favorable price under the circumstances, and may also consider, among other factors: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the Adviser believes that the difference is reasonably justified by other aspects of the portfolio execution services offered. The Adviser need not solicit competitive bids on each transaction.

Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Exchange Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to its advisory clients. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide investment research, including third party research, and brokerage execution services and other products and services eligible under Section 28(e) of the Exchange Act, to the Adviser or any of its affiliates. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with applicable provisions of the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards reasonably designed to safeguard the Fund’s confidential information and the nonpublic personal information of Fund shareholders maintained or controlled by the Adviser. The Adviser shall promptly notify the Trust of any material violations or breaches of such policies and procedures.

(e) The Adviser is not ineligible to serve, and none of the Adviser’s directors, officers and employees is subject to any event set forth in Section 9 of the Investment Company Act that would cause the Adviser to be ineligible to serve, as an investment adviser to an investment company registered with the SEC under the Investment Company Act pursuant to Section 9 of the Investment Company Act. The Adviser will promptly notify the Trust of the occurrence of any event that would cause the Adviser to be ineligible to serve as an investment adviser to an investment company pursuant to Section 9(a) or Section (9)(b) of the Investment Company Act or otherwise.

(f) The Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of the Fund unless the Adviser is, or until the Adviser becomes, registered with the Commodity Futures Trading Commission or is properly exempt from such registration.

(g) The Adviser agrees to provide reasonable assistance with the liquidity classifications required under the Fund’s liquidity risk management program in accordance with Rule 22e4 under the Investment Company Act.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor. The Adviser is appointed as the Fund’s agent for the limited purpose of: (a) providing investment advisory services to the Fund as set forth above; and (b) executing account documentation, agreements, contracts and other documents that are requested by brokers, dealers, counterparties and other persons in connection with the management of the Fund’s investments; provided, however, that such documentation executed by the Adviser shall (i) comply in all material respects with the laws, rules and regulations applicable to the Fund and (ii) not cause the assets to be held in a manner inconsistent with the requirements of the Investment Company Act. Unless otherwise expressly provided in this Agreement and authorized to do so, the Adviser shall have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish such information and advice as may be reasonably necessary for the Adviser to perform the services set forth herein, and any compliance staff and personnel required by the Adviser.

The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Trust or Fund be responsible for any additional fees or expenses hereunder as a result.

6. EXPENSES. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by the Adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) The Fund shall pay (i) fees payable to the Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisers); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of counsel to the Fund and counsel to the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Adviser); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non- recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b) the Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisers.

7. MANAGEMENT FEE.

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Fund pursuant to this Agreement, an annual management fee (the “Advisory Fee”) at the rate set forth in Schedule A to this Agreement.

(b) The Advisory Fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial payment of the Advisory Fee shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the Advisory Fee shall be prorated for the portion of any month in which this Agreement is in effect that is not a complete month. The prorated Advisory Fee shall be calculated based on the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The Advisory Fee payable by the Fund to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser may voluntarily or contractually agree to waive or reduce any portion of the Advisory Fee or reimburse certain expenses of the Fund. Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Adviser hereunder except as otherwise set forth in this Agreement. Any such reduction will be agreed to prior to accrual of the Advisory Fee and will be estimated daily and reconciled on a monthly basis.

8. BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable by the Adviser to the Fund for a period of more than thirty (30) days shall constitute a borrowing. Any borrowing on behalf of the Fund must be approved in advance by the Board of Trustees and made in accordance with the requirements of the Investment Company Act and the Investment Policies.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for, and its control of, the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of the Fund’s shareholders.

10. REPORTS AND ACCESS.

(a) The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator and Chief Compliance Officer as shall be reasonably necessary to permit the administrator and Chief Compliance Officer to satisfy their respective obligations to the Fund and to respond to the reasonable requests of the Board of Trustees. The Adviser agrees to promptly notify the Trust of any material violations of its compliance policies that affect the Trust or the Fund. The Adviser shall provide such information as may reasonably be requested by the Board of Trustees under Section 15(c) of the Investment Company Act in connection with the Trustees’ annual consideration of this Agreement.

(b) The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder. Such information includes, but is not limited to, the Trust’s Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust relevant to the Adviser’s services to the Fund. The Trust agrees to promptly provide to the Adviser any amendment to the foregoing and, if any such amendment would reasonably be expected to materially affect the services to be provided by the Adviser hereunder or would modify the Fund’s Investment Policies in such a way that the Adviser would be required to promptly modify its management of the Fund, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c) The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by the Fund’s shareholders in accordance with applicable law.

11. ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall not be responsible (and shall not be liable) for the accuracy and completeness of the statements in the Fund’s offering materials (including the Prospectus and advertising and sales materials) except for the information provided by the Adviser for use therein or derived from information otherwise provided by the Adviser to the Trust, its officers, or the Trust’s administrator.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in violation of the Investment Policies, subject to Section 11(c) of this Agreement.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other asset (including any derivative instrument) by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish other separate series of the Trust with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement, and provided further that the Adviser will maintain a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been, or will be prior to the effective date of this Agreement, approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust. This provision does not apply to any Sub-Advisers that may be utilized for the Fund. Notwithstanding the foregoing, and to the extent permitted by applicable law, nothing herein shall prevent the Adviser from serving as the investment adviser or sub-adviser to another series of the Trust or from being an affiliated person of a Sub-Adviser.

14. TERM. This Agreement shall become effective with respect to the Fund as of the date of the commencement of operation of the Fund, and shall continue for the Fund for an initial term of two years thereafter, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by: (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in the manner required by the Investment Company Act and the rules and regulations, or exemptive relief thereunder, at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

15. USE OF NAMES.

(a) The Adviser represents and warrants that each of the Adviser and the Fund has a license to use any portion of the Fund’s name derived from another party’s name. Any concern regarding copyright, trademark, or patent infringement with respect to the portion of the name used by the Fund derived from the Adviser’s and/or any sub-adviser’s and/or other third party’s name shall be resolved by the Adviser.

The Adviser shall have the rights to use the Fund’s name, as listed on Schedule A, in connection with its services under this Agreement. The Fund shall have a license to use, but have no other rights in, the portion of the Fund’s name derived from any third party’s name and the name “Reflection Asset Management, LLC” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement ceases to be in effect, the Fund shall cease to use such a name or any other name connected with the Adviser.

(b) It is understood and hereby agreed that the name “Exchange Place Advisors Trust” is the property of the Trust for trademark and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name in its marketing or regulatory materials and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser, as required by applicable law, rule or regulation, or as otherwise consented to by the Trust in writing prior to such use.

16. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund (except that the Adviser at its own expense may make copies of such books and records).

(b) This Agreement shall terminate automatically in the event of its assignment, as such term is defined in the Investment Company Act.

The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in the manner required by the Investment Company Act and the rules and regulations, or exemptive relief thereunder, at a meeting called for such purpose, of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. No amendment of this Agreement shall be effective until such amendment has been approved by a vote of a majority of the Fund’s outstanding voting securities, if such approval is required by the Investment Company Act or other applicable law.

17. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, trustees, managers, members, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relating to the Fund’s prior, present, or potential shareholders (and clients of said shareholders, if known) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities. In no event, however, shall the Adviser be prohibited from complying with applicable law, rule or regulation, or any court order or request from any regulatory authority or self-regulatory organization.

18. ANTI-MONEY LAUNDERING COMPLIANCE. In compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted and will maintain during the term of this Agreement an Anti-Money Laundering Policy for the Fund, and the Trust represents that such Anti-Money Laundering Policy complies with the AML Laws. The Trust agrees to, prior to the effective date of this Agreement, provide the Adviser with the Trust’s Anti-Money Laundering Policy, and to provide the Adviser with written copies of any amendments thereto during the term of this Agreement. The Adviser agrees to comply with the applicable portions of the Trust’s Anti-Money Laundering Policy and the AML Laws, now and during the term of this Agreement. The Adviser further agrees to provide to the Trust, the Fund’s administrator and/or the Fund’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures with respect to the Fund. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to a certification obligation relating to the Fund under the Sarbanes-Oxley Act.

20. NO THIRD PARTY BENEFICIARIES. This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties and their respective successors and permitted assigns.

21. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

22. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

[signature page follows]

EXCHANGE PLACE ADVISORS TRUST	REFLECTION ASSET MANAGEMENT, LLC
on behalf its series listed on Schedule A

By:	By:
Name:	Ian Martin	Name:	Jason Britton
Title:	President	Title:	CEO

SCHEDULE A

Series or Fund of Exchange Place Advisors Trust	Annual Fee Rate as a Percentage of Average Daily Net Assets
Sphere 500 Climate Fund	0.07%

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

Sphere 500 Climate Fund

A SERIES OF EXCHANGE PLACE ADVISORS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 15, 2025

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints Ian Martin and Karen Jacoppo-Wood as attorneys-in-fact, agents and proxies of the undersigned, with full power of substitution, to vote all the shares of the above-mentioned fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on September 15, 2025, 2:00 PM, Eastern Time at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting and any and all adjournments thereof. If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are present at or represented at the Shareholder Meeting by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-347-4750. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 15, 2025. The proxy statement for this meeting is available at:

vote.proxyonline.com/sphere/docs/2025meeting.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Sphere 500 Climate Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

This proxy is solicited on behalf of the Board of Trustees, and the Proposal (set forth below) have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

		FOR	AGAINST	ABSTAIN
1.	To change the Fund’s current management fee structure from a unitary fee arrangement, including approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Reflection Asset Management, LLC, the Fund’s investment adviser.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]